UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c-101)
of the Securities Exchange Act of 1934 (Amendment No.                      )

Check the appropriate box:
☐	Preliminary Information Statement
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☒	Definitive Information Statement
ING EQUITY TRUST; ING MUTUAL FUNDS
(Name of Registrant As Specified In Its Charter)
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(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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INFORMATION STATEMENT

February 13, 2008

ING EQUITY TRUST

ING SmallCap Value Multi-Manager Fund

ING Value Choice Fund

ING MUTUAL FUNDS

ING Global Value Choice Fund

ING International Value Choice Fund

Toll Free:  (800) 992-0180

7337 East Doubletree Ranch Road

Scottsdale, Arizona  85258-2034

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DISCUSSION OF THE INFORMATION STATEMENT

This Information Statement is being furnished in connection with the implementation of new sub-advisory agreements for each of ING Global Value Choice Fund, ING International Value Choice Fund, ING SmallCap Value Multi-Manager Fund and ING Value Choice Fund, (each a “Fund” and collectively referred to as the “Funds”), effective November 16, 2007. Each of ING Global Value Choice Fund and ING International Value Choice Fund is a separate series of ING Mutual Funds (“IMF”), while ING SmallCap Value Multi-Manager Fund and ING Value Choice Fund are each separate series of ING Equity Trust (“IET”) (IET and IMF are each a “Trust”). As discussed below, NWQ Investment Management Company, LLC (“NWQ”) has served as a sub-adviser to ING SmallCap Value Multi-Manager Fund since February 1, 2005. Tradewinds Global Investors, LLC (“Tradewinds”) has sub-advised each of ING International Value Choice Fund and ING Value Choice Fund since April 3, 2006.  Tradewinds has also sub-advised ING Global Value Choice Fund since May 25, 2006.  Each of NWQ and Tradewinds is a wholly- owned subsidiary of Nuveen Investments, Inc. (“Nuveen”).

On November 13, 2007, Nuveen was acquired by Windy City Investments Holdings, LLC, a newly created holding company formed by equity investors led by Madison Dearborn Capital Partners, LLC (“MDCP”), a private equity investment firm. By virtue of this sale, the sub-advisory agreements previously in place with NWQ and Tradewinds, with respect to the Funds sub-advised by each, terminated automatically upon the completion of that transaction.  Upon termination of the prior agreements, the Funds’ investment adviser, ING Investments, LLC (“ING Investments”) entered into new, replacement sub-advisory agreements with NWQ and Tradewinds respectively.  Re-appointing NWQ as a sub-adviser to ING SmallCap Value Multi-Manager Fund and Tradewinds as the sub-adviser to ING Global Value Choice Fund, ING International Value Choice Fund and ING Value Choice Fund, under the new sub-advisory agreements, resulted in no change in the portfolio managers managing each Fund, in the services that NWQ and Tradewinds provide to the respective Funds and in the sub-advisory fees paid by each Fund under the previous sub-advisory agreements.

IET, IMF and ING Investments have obtained an exemptive order from the Securities and Exchange Commission (“SEC”) granting “Manager-of-Managers” relief that permits ING Investments to enter into a new sub-advisory agreement with an unaffiliated sub-adviser on behalf of a fund that it manages without obtaining shareholder approval of the new agreement, under certain conditions.  Any new sub-advisory agreement must be approved by a majority of the Trustees who are not “interested persons” of the affected Trust within the meaning of that term under the Investment Company Act of 1940.  Further, as a condition of such exemption, ING Investments must furnish shareholders of the affected fund with certain information about the new sub-advisory agreement.  This Information Statement is intended to comply with that condition.

NEITHER IET NOR IMF IS ASKING YOU FOR A PROXY REGARDING THE NEW SUB-ADVISORY AGREEMENTS FOR THE FUNDS AND YOU ARE REQUESTED NOT TO SEND A PROXY WITH RESPECT TO THE NEW SUB-ADVISORY AGREEMENTS DISCUSSED IN THIS INFORMATION STATEMENT.

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ING EQUITY TRUST

ING MUTUAL FUNDS

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 992-0180

NOTICE TO THE SHAREHOLDERS

OF

ING SMALLCAP VALUE MULTI-MANAGER FUND

ING VALUE CHOICE FUND

OF
ING EQUITY TRUST

AND

ING GLOBAL VALUE CHOICE FUND

ING INTERNATIONAL VALUE CHOICE FUND

OF

ING MUTUAL FUNDS

February 13, 2008

This Information Statement is being furnished in connection with the approval of new sub-advisory agreements for each of ING Global Value Choice Fund, ING International Value Choice Fund, ING SmallCap Value Multi-Manager Fund(1) and ING Value Choice Fund, (each a “Fund” and collectively referred to as the “Funds”), effective November 16, 2007. Each of ING Global Value Choice Fund and ING International Value Choice Fund is a separate series of ING Mutual Funds (“IMF”); while ING SmallCap Value Multi-Manager Fund and ING Value Choice Fund are each separate series of ING Equity Trust (“IET”) (IET and IMF are each a “Trust” and collectively referred to as the “Trusts”). This Notice will be mailed on or about February 13, 2008 to shareholders of record as of the close of business on November 16, 2007.

Overview of the Transaction

NWQ Investment Management Company, LLC (“NWQ”) has served as a sub-adviser to ING SmallCap Value Multi-Manager Fund under a sub-advisory agreement dated July 28, 2005 (the “NWQ Former Agreement”).(2)  The NWQ Former Agreement was last approved by the Board of Trustees (“Board” or “Trustees”) of IET on November 30, 2007. Tradewinds Global Investors, LLC (“Tradewinds”) has sub-advised each of ING International Value Choice Fund and ING Value Choice Fund under separate sub-advisory agreements each dated April 3, 2006 (hereinafter referred to as the “International Value Choice Former Agreement” and “Value Choice Former Agreement”). Tradewinds has also sub-advised ING Global Value Choice Fund under a sub-advisory agreement dated May 25, 2006 (the “Global Value Choice Former Agreement” and along with the “International Value Choice Former Agreement” and the “Value Choice Former Agreement,” collectively referred to as the “Tradewinds Former Agreements”). The Global Value Choice Former Agreement and International Value Choice Former Agreement were each last approved by the Board of IMF on November 30, 2007. The Value Choice Fund Former Agreement was last approved by the Board of IET on November 30, 2007.  NWQ and Tradewinds are each wholly-owned subsidiaries of Nuveen Investments, Inc. (“Nuveen”), which was previously a publicly traded company.

On November 13, 2007, Nuveen was acquired by Windy City Investments Holdings, LLC (the “Transaction”), a newly created holding company formed by equity investors led by Madison Dearborn Capital Partners, LLC (“MDCP”). As a result, NWQ and Tradewinds, previously wholly-owned subsidiaries of Nuveen, became subsidiaries of MDCP.  The Investment Company Act of 1940 (“1940 Act”) requires that an agreement under which a registered investment adviser serves as the sub-adviser to an investment company must provide for the automatic termination of the agreement in the event of its “assignment” (as defined in the 1940 Act).  A sale of a controlling block of an investment adviser’s voting securities generally is deemed to result in an assignment of the investment adviser’s advisory agreements.  The consummation of the Transaction constituted a sale of a controlling block of voting securities of NWQ and

(1) Prior to December 17, 2007, ING SmallCap Value Multi-Manager Fund was known as ING SmallCap Value Choice Fund.

(2) The assets of ING SmallCap Value Multi-Manager Fund are managed in independent, separate sleeves by NWQ, Kayne Anderson Rudnick Investment Management, LLC and ING Investment Management Co.

Tradewinds, resulting in the assignment and automatic termination of the NWQ Former Agreement and the Tradewinds Former Agreements respectively, effective November 13, 2007.

In order for management of the Funds to continue uninterrupted after the Transaction, ING Investments, LLC (“ING Investments” or “Adviser”) entered into four new sub-advisory agreements (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements) - one with NWQ (with respect to ING SmallCap Value Multi-Manager Fund) and three with Tradewinds (with respect to ING Global Value Choice Fund, ING International Value Choice Fund and ING Value Choice Fund) - all effective November 16, 2007, under which NWQ and Tradewinds have continued to provide day-to-day management services to the respective Funds.   A copy of the New Sub-Advisory Agreement with respect to each of ING Global Value Choice Fund, ING International Value Choice Fund, ING SmallCap Value Multi-Manager Fund and ING Value Choice Fund is attached to this Information Statement at Appendix A through D respectively.

IET and IMF have obtained an exemption from the U.S. Securities and Exchange Commission (“SEC”) that permits the Adviser to change the sub-adviser for a fund and to enter into new sub-advisory agreements, with unaffiliated sub-advisers, without obtaining shareholder approval.  Any such change must be approved by a majority of the Trustees, and, as a condition of such exemption, the Adviser must furnish shareholders of the affected fund with certain information about the changes and the new sub-adviser.  This Notice is intended to comply with that condition.  Nuveen and/or an affiliate will incur the cost of preparation of this Notice.

IET’s Annual Report, including audited financial statements for the fiscal year ended May 31, 2007, was sent to shareholders on or about August 10, 2007.  In addition, the Semi-Annual Report of the Trust (unaudited) for the period ended November 30, 2007 was sent to shareholders on or about February 11, 2008.

IMF’s Annual Report, including audited financial statements for the fiscal year ended October 31, 2007, was sent to shareholders on or about January 11, 2008.  In addition, the Semi-Annual Report of the Trust (unaudited) for the period ended April 30, 2007 was sent to shareholders on or about July 11, 2007.

Each Trust will furnish an additional copy of its Annual Report or Semi-Annual Report to a shareholder upon request, without charge, by writing to the Trust at the following address: ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258 or by calling 1-800-992-0180.

As of November 16, 2007, the following shares of beneficial interest of the Funds were outstanding:

ING Global Value Choice Fund

Class	Shares Outstanding
A	2,074,450.322
B	706,767.7850
C	1,456,334.5240
I	275,119.8790
Q	79,180.5660

Total	4,591,853.0760

ING International Value Choice Fund

Class	Shares Outstanding
A	1,111,937.7660
B	252,586.9420
C	335,138.6800
I	4,107,629.7340

Total	5,807,293.1220

ING SmallCap Value Multi-Manager Fund

Class	Shares Outstanding
A	4,395,449.6200
B	265,351.2220
C	1,117,859.3470
I	817,613.7990

Total	6,596,273.9880

ING Value Choice Fund

Class	Shares Outstanding
A	13,116,544.9590
B	2,502,779.5980
C	5,387,538.4980
I	30,040.5040

Total	21,036,903.5590

To the best of IMF’s knowledge, as of November 16, 2007, the following persons owned beneficially more than 5% of any class of ING Global Value Choice Fund or ING International Value Choice Fund:

ING Global Value Choice Fund

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Fund
MLPF & S for the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. East 2nd Floor Jacksonville, FL 32246-6484	33.3% Class A; 15.7% Class B; 50.5% Class C; Beneficial	33.5%

Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St New York, NY 10001-2402	9.2% Class B; 6.9% Class C; Beneficial	3.6%

Reliance Trust Company Cust FBO ING Americas Deferred Comp Savings Plan PO Box 48529 Ste 200 Atlanta, GA 30362-1529	99.9% Class I; Beneficial	6.0%

Charles Schwab & Co Inc 101 Montgomery Street 11th Floor San Francisco, CA 94104-4151	12.4% Class Q; Beneficial	0.2%

Union Bank Tr Nominee FBO Unisource Omnibus TR#1050500000 PO Box 85484 San Diego, CA 92186-5484	12.3% Class Q; Beneficial	0.2%

Equitable Life for Separate Account 65 on Behalf of Various Expediter 401K Plans 200 Plaza Dr HM-2 Attn: Ken Butka Secaucus, NJ 07094-3607	10.4% Class Q; Beneficial	0.2%

*Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial  ownership therein.

ING International Value Choice Fund

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Fund
Bank of America NA Trustee Bristol Hospital Pension Account MFO 8508450 PO Box 831575 Dallas, TX 75201	25.0% Class A; Beneficial	4.8%

SEI Private Trust Company C/O SunTrust Bank Acct 7911780 One Freedom Valley Dr Oaks, PA 19456	11.8% Class A; Beneficial	2.3%

MLPF & S for the Sole Benefit of Its Customers Attn: Fund Administration 98362 4800 Deer Lake Dr. East 2nd Floor Jacksonville, FL 32246-6484	6.9% Class A; 26.3% Class B; 25.6% Class C; Beneficial	3.9%

ING Diversified International Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	92.5% Class I; Beneficial	65.4%

Wells Fargo Bank NA FBO Ret Plan Svcs 99020474 PO Box 1533 Minneapolis, MN 55480-1533	7.5% Class I; Beneficial	5.3%

*Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial  ownership therein.

To the best of IMF’s knowledge, as of November 16, 2007, no Trustee or officer of the Trust owned beneficially more than 1% of any class of ING Global Value Choice Fund or ING International Value Choice Fund.

To the best of IET’s knowledge, as of November 16, 2007, the following persons owned beneficially more than 5% of any class of ING SmallCap Value Multi-Manager Fund or ING Value Choice Fund:

ING SmallCap Value Multi-Manager Fund

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Fund
ING Life Insurance & Annuity Company 151 Farmington Ave. Hartford, CT 06156-0001	16.9% Class A; Beneficial	11.2%

Charles Schwab & Co Inc 101 Montgomery Street 11th Floor San Francisco, CA 94104-4151	9.4% Class A; Beneficial	6.2%

GPC As Agent For MFS Heritage Trust Company FBO Mustang Engineering 401K Plan PO Box 79377 Atlanta, GA 30357-7377	9.2% Class A; Beneficial	6.1%

MLPF & S for the Sole Benefit of Its Customers Attn: Fund Administration 98362 4800 Deer Lake Dr. East 2nd Floor Jacksonville, FL 32246-6484	8.8% Class A; 10.6% Class B; 29.0% Class C; Beneficial	11.2%

SEI Private Trust Co C/O M & T Bank ID 337 Attn Mutual Funds Admin 1 Freedom Valley Dr Oaks, PA 19456	56.1% Class I; Beneficial	7.0%

Saxon & Co FBO 40-40-090-999464 PO Box 7780-1888 Philadelphia, PA 19182-0001	37.7% Class I; Beneficial	4.7%

*Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial  ownership therein.

ING Value Choice Fund

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Fund
GPC Securities Inc. Agent For MLB&T, FSB, Ttee FBO The McClane Company, Inc. Profit Sharing Plan PO Box 105779 Atlanta, GA 30348-5779	14.3% Class A; Beneficial	8.9%

MLPF & S for the Sole Benefit of Its Customers Attn: Fund Administration 98358 4800 Deer Lake Dr. East 2nd Floor Jacksonville, FL 32246-6484	7.7% Class A; 8.5% Class B; 19.6% Class C; Beneficial	10.8%

Citigroup Global Markets, Inc. A/C# 00109801250 Attn: Peter Booth, 7th Floor 333 W 34th St New York, NY 10001-2402	5.1% Class B; Beneficial	0.6%

Morgan Keegan & Company, Inc.* FBO Jean Outlaw Sherman Trustee FBO Ashley Outlaw Cunningham Living Tru DTD 6/22/95, PFD PO Box 2523 Mobile, AL 36652-2523	23.6% Class I; Beneficial	0.0%

Morgan Keegan & Company, Inc.* FBO Jean Outlaw Sherman Trustee FBO Charles A. Cunningham III Living Tr DTD 6/22/95, PFD PO Box 2523 Mobile, AL 36652-2523	23.0% Class I; Beneficial	0.0%

Morgan Keegan & Co Inc FBO 714126701 50 N Front St Memphis, TN 38103-2126	5.5% Class I; Beneficial	0.0%

ING Investments LLC ING Funds Unified Board Deferred Comp Plan (RV) Attn Robyn Ichilov 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	5.3% Class I; Beneficial	0.0%

*Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial  ownership therein.

To the best of IET’s knowledge, as of November 16, 2007, no Trustee or officer of the Trust owned beneficially more than 1% of any class of ING SmallCap Value Multi-Manager Fund or ING Value Choice Fund.

Service Providers to the Funds

ING Investments serves as investment adviser to the Funds.  ING Investments is an Arizona limited liability company and is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is located at Strawinskylaan 2631, 1077 ZZ Amsterdam, P.O. Box 810,1000 AV Amsterdam, The Netherlands. ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments, an investment adviser registered with the SEC, began investment management in April 1995 and serves as investment adviser to registered investment companies as well as structured finance vehicles.  As of December 31, 2007, ING Investments managed approximately $54 billion in registered investment company assets.

 ING Funds Distributor, LLC (“ING Funds Distributor”) serves as the principal underwriter and distributor for the continuous offering of shares of beneficial interest of each Trust’s series, including the Funds.  ING Funds Distributor received $250,922 and $731,417 during the fiscal year ended May 31, 2007 from ING SmallCap Value Multi-Manager Fund and ING Value Choice Fund respectively, under each respective Fund’s distribution and/or shareholder servicing plans.  ING Funds Distributor also received $760,484 and $128,230 during the fiscal year ended October 31, 2007 from ING Global Value Choice Fund and ING International Value Choice Fund respectively, under each Fund’s distribution and/or shareholder servicing plans.  These fees were used to provide distribution and/or shareholder services to the Funds, including making payments to financial service providers for the provision of shareholder and/or distribution services.

ING Investments entered into an administration agreement with ING Funds Services, LLC (“ING Funds Services”), an affiliate of ING Investments, under which ING Funds Services provides each Fund with administrative services.  ING Funds Services receives an administrative services fee from ING Investments equal to 0.10%, computed as a percentage of each Fund’s average daily net assets.  For the fiscal year ended May 31, 2007, ING Funds Services received $64,789 and $152,417 for its services to ING SmallCap Value Multi-Manager Fund and ING Value Choice Fund respectively. For the fiscal year ended October 31, 2007, ING Funds Services received $117,878 and $90,231 for its services to ING Global Value Choice Fund and ING International Value Choice Fund respectively.

ING Investments, ING Funds Distributor and ING Funds Services continued to provide advisory, distribution, and administrative services, respectively, to the Funds following the completion of the Transaction and implementation of a New Sub-Advisory Agreement with respect to each Fund.  Listings of the names, addresses, and the principal occupations of the principal executive officers of ING Investments, ING Funds Distributor, ING Funds Services, and the Trusts are set out in Appendix E attached to this Information Statement.  The principal offices of each of ING Investments, ING Funds Distributor and ING Funds Services are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

As discussed above, NWQ served as a sub-adviser to ING SmallCap Value Multi-Manager Fund prior to the completion of the Transaction. Under the NWQ Former Agreement, ING Investments paid NWQ $330,144 in sub-advisory fees for NWQ’s services to the Fund for the fiscal year ended May 31, 2007.  During the fiscal year ended May 31, 2007, the Fund did not pay any commissions to affiliated broker dealers.

Tradewinds served as the sub-adviser to ING Global Value Choice Fund, ING International Value Choice Fund and ING Value Choice Fund prior to the completion of the Transaction. Under the Value Choice Former Agreement, ING Investments paid Tradewinds $762,090 in sub-advisory fees for Tradewinds’ services to ING Value Choice Fund for the fiscal year ended May 31, 2007.  Pursuant to each of the Global Value Choice Former Agreement and International Value Choice Former Agreement, ING Investments paid Tradewinds $493,264 and $451,160 in sub-advisory fees for Tradewinds’ services to ING Global Value Choice Fund and ING International Value Choice Fund respectively for the fiscal year ended October 31, 2007. During the fiscal year ended May 31, 2007, ING Value Choice Fund did not pay any commissions to affiliated broker dealers.  During the fiscal year ended October 31, 2007, ING Global Value Choice Fund  did not pay any commissions to affiliated broker dealers. ING International Value Choice Fund paid $408 in commissions to affiliated broker dealers during the fiscal year ended October 31, 2007. This amount constituted 0.22% of the entire commissions paid by the Fund during the period.

NEW SUB-ADVISORY
AGREEMENTS BETWEEN

ING INVESTMENTS, LLC

AND EACH OF

NWQ INVESTMENT MANAGEMENT COMPANY, LLC

AND

TRADEWINDS GLOBAL INVESTORS, LLC

Background

ING Investments serves as investment adviser to the Funds pursuant to an investment management agreement between ING Investments and each of IET (on behalf of ING SmallCap Value Multi-Manager Fund, ING Value Choice Fund and other series of IET) and IMF (on behalf of ING Global Value Choice Fund, ING International Value Choice Fund and other series of IMF), each dated September 23, 2002 (each an “Investment Management Agreement”).  Each Investment Management Agreement provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the respective Fund’s operations, ING Investments may engage, subject to the approval of the Board and, where required, the shareholders of the Fund, sub-advisers to provide day-to-day advisory services to the Fund.  ING Investments may delegate to the sub-advisers duties, among other things, to formulate and implement the respective Fund’s investment programs, including the duty to determine what securities will be purchased and sold for that Fund.

The Investment Management Agreement between IET and ING Investments was last renewed by the Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of that term under the Investment Company Act of 1940 (“Independent Trustees”) on November 28, 2007. The Investment Management Agreement between IMF and ING Investments was last renewed by the Board, including a majority of the Independent Trustees on November 28, 2007.

For the services it provides to each Fund pursuant to the applicable Investment Management Agreement, ING Investments receives an annual fee, payable monthly, based on the average daily net assets of the Fund. The following table shows the aggregate annual management fee paid by each Fund as a percentage of that Fund’s average daily net assets:

Fund	Management Fees (as a % of Net Assets)
ING Global Value Choice Fund

0.90% on the first $500 million of the Fund’s average daily net assets; 0.80% on the next $500 million of the Fund’s average daily net assets; and 0.75% of the Fund’s average daily net assets in excess of $1 billion

ING International Value Choice Fund	1.00% of the Fund’s average daily net assets

ING SmallCap Value Multi-Manager Fund(1)

1.00% of the Fund’s average daily net assets managed by NWQ; 1.00% of the Fund’s average daily net assets managed by Kayne Anderson Rudnick; 0.75% of the Fund’s average daily net assets managed by ING Investment Management Co. (“ING IM”)

ING Value Choice Fund	0.90% of the Fund’s average daily net assets

For the fiscal year ended May 31, 2007, ING Investments received $645,129 and $1,524,183 in investment management fees from ING SmallCap Value Multi-Manager Fund and ING Value Choice Fund respectively. For the fiscal year ended October 31, 2007, ING Investments received $1,178,791 and $902,322 in investment management fees from ING Global Value Choice Fund and ING International Value Choice Fund respectively.

(1) The assets of ING SmallCap Value Multi-Manager Fund are managed in independent, separate sleeves by NWQ, Kayne Anderson Rudnick Investment Management, LLC and ING IM.

In accordance with the provisions for delegation of authority permitted under the applicable Investment Management Agreement, ING Investments entered into the NWQ Former Agreement with NWQ and entered into each of the three agreements with Tradewinds that constitute the Tradewinds Former Agreements. Pursuant to the NWQ Former Agreement and each of the three agreements that constitute the Tradewinds Former Agreements, ING Investments delegated to NWQ (with respect to ING SmallCap Value Multi-Manager Fund) and Tradewinds (with respect to each of ING Global Value Choice Fund, ING International Value Choice Fund and ING Value Choice Fund) sub-advisory duties including responsibility for the day-to-day management of each respective Fund, under the supervision of ING Investments.  The NWQ Former Agreement was last approved by shareholders on February 1, 2005. Thereafter, the NWQ Former Agreement has been approved annually by the Board, including a majority of the Independent Trustees.  The Global Value Choice Former Agreement, International Value Choice Former Agreement and Value Choice Former Agreement were each last approved by shareholders on January 25, 2005, December 21, 2005  and February 1, 2005 respectively and have each been approved annually by the Board, including a majority of the Independent Trustees.

The Transaction

On June 20, 2007, Nuveen, the parent company of NWQ and Tradewinds, announced that it had entered into an agreement and plan of merger under which it would be acquired by an investor group led by MDCP. MDCP is a private equity investment firm based in Chicago, Illinois. On November 13, 2007, Nuveen announced that the Transaction was complete and it had been acquired by Windy City Investments Holdings, LLC, a newly created holding company formed by MDCP.  In addition to MDCP, other private-equity investors participating in the Transaction were Merrill Lynch Global Private Equity (“Merrill Lynch”), Wachovia Capital Partners, DB Investment Partners and Credit Suisse/DLJ Merchant Banking.

Merrill Lynch, as a significant member of the MDCP investor group, is now an “affiliated person” (as that term is defined in the 1940 Act) of NWQ, Tradewinds and the Funds. As a result, each Fund is generally prohibited from entering into principal transactions with Merrill Lynch and is subject to other limitations in transacting with Merrill Lynch. ING SmallCap Value Multi-Manager Fund is prohibited from such transactions with Merrill Lynch with respect to only the portion of the Fund (the “sleeve”) sub-advised by NWQ. NWQ, Tradewinds and the Funds do not believe that any such prohibition or limitations will have a materially adverse effect on a respective Fund’s ability to pursue its investment objectives and policies.

In anticipation of the Transaction, at a meeting held on September 12, 2007, the Board of IET and IMF met in person to consider whether to approve a New Sub-Advisory Agreement with respect to each Fund (IET and IMF are part of the ING mutual fund complex and are overseen by the same Board).  As is discussed more fully below, the Board determined to approve each New Sub-Advisory Agreement to assure continuity of investment advisory services to the Funds after the Transaction.   A copy of the New Sub-Advisory Agreement with respect to each of ING Global Value Choice Fund, ING International Value Choice Fund, ING SmallCap Value Multi-Manager Fund and ING Value Choice Fund is attached to this Information Statement at Appendix A through D respectively. Each New Sub-Advisory Agreement became effective on November 16, 2007 and will remain in effect, unless otherwise terminated, for an initial term ending on November 30, 2008.

Discussion of each Sub-Adviser

NWQ was founded in 1982 to manage assets for corporate and multi-employer plans, public entities, endowments, foundations, and high net worth individuals. NWQ is registered with the SEC as an investment adviser and is an indirect subsidiary of Nuveen. As of December 31, 2007, NWQ managed over $34.5 billion in assets. The principal address of NWQ is 2049 Century Park East, 16th Floor, Los Angeles, California 90067.

Through November 13, 2007, NWQ served as a sub-adviser to ING SmallCap Value Multi-Manager Fund under the NWQ Former Agreement, and, subject to the supervision and control of ING Investments and the Board, determined the securities to be purchased for and sold from the sleeve managed by NWQ. Effective November 16, 2007, NWQ continues to serve as a sub-adviser to the Fund under the New Sub-Advisory Agreement between NWQ and ING Investments.  Subject to the supervision and control of ING Investments and the Board, NWQ determines the securities to be purchased for and sold from the sleeve managed by NWQ.  These services will continue to be provided to the Fund unless terminated by action of the Board.

Tradewinds was established in March 2006, the result of an internal reorganization of NWQ. Both companies provide access to each other’s research analysts. Tradewinds serves institutions and private clients worldwide. Tradewinds is registered with the SEC as an investment adviser and is an indirect subsidiary of Nuveen.  As of December 31, 2007, Tradewinds managed approximately $33.2 billion in assets. The principal address of Tradewinds is 2049 Century Park East, 16th Floor, Los Angeles, CA 90067.

Through November 13, 2007, Tradewinds sub-advised each of ING Global Value Choice Fund, ING International Value Choice Fund and ING Value Choice Fund under the Global Value Choice Former Agreement, International Value Choice Former Agreement, and Value Choice Former Agreement respectively, and subject to the supervision and control of ING Investments and the Board, determined the securities to be purchased for and sold from each respective Fund.  Effective November 16, 2007, Tradewinds continues to serve as the sub-adviser to each respective Fund under the applicable New Sub-Advisory Agreement between Tradewinds and ING Investments.  Subject to the supervision and control of ING Investments and the Board, Tradewinds determines the securities to be purchased for and sold from each respective Fund managed by Tradewinds.  These services will continue to be provided to each Fund unless terminated by action of the Board.

Prior to the consummation of the Transaction resulting in a change of control of Nuveen, both NWQ and Tradewinds were each wholly-owned subsidiaries of Nuveen, which was previously a publicly traded company.  As a result of the Transaction, NWQ and Tradewinds became subsidiaries of MDCP. MDCP is a private equity investment firm whose principal executive offices are at Three First National Plaza, Suite 3800, Chicago, Illinois 60602. MDCP has more than $14 billion of capital under management. Since its inception in 1992, MDCP has invested in more than 100 companies. MDCP invests in businesses across a broad spectrum of industries, including basic industries, communications, consumer, energy and power, financial services, health care and real estate.

A listing of the names, addresses, and the principal occupations of the principal executive officers of each of NWQ and Tradewinds is set out on Appendix E of this Information Statement.  As of November 16, 2007, no Trustee or officer of the Funds was an officer, trustee, employee, general partner or shareholder of NWQ or Tradewinds.

The Transaction did not result in a change to the personnel managing each respective Fund or its investment strategy.

Fees Charged to Funds Comparable to ING SmallCap Value Multi-Manager Fund

Under the applicable New Sub-Advisory Agreement, NWQ has continued to manage a sleeve of ING SmallCap Value Multi-Manager Fund in the same manner in which it managed the Fund under the NWQ Former Agreement.

The chart below sets forth the names of another investment company with investment objectives and strategies similar to those of the Fund, for which NWQ acts as an investment adviser or sub-adviser, the annual rate of compensation and the net assets of the investment company as of December 31, 2007.

Name of Comparable Fund	Net Assets Of the Comparable Fund (in millions)	Advisory Fee Rate (based on each Comparable Fund’s average daily net assets)
Nuveen NWQ Small Cap Value Fund	$192.46	0.65%

Wilshire Small Cap Value Fund	$8.12	1.00% first $25M; 0.75% next $50M; 0.60% over $75M

Investment Strategy of the Fund

The New Sub-Advisory Agreement that ING Investments entered into with NWQ did not result in a change to the manner in which ING SmallCap Value Multi-Manager Fund is managed.  The Fund’s primary investment objective will continue to be maximum long-term capital appreciation.  The Fund will pursue this strategy by investing primarily in securities of small capitalization companies.

There will be no change in the personnel managing the sleeve of the Fund sub-advised by NWQ.  That sleeve will continue to be managed by Phyllis G. Thomas, CFA who has managed the Fund since its inception in February 2005.

Fees Charged to Funds Comparable to ING Global Value Choice Fund

Under the applicable New Sub-Advisory Agreement, Tradewinds has continued to manage ING Global Value Choice Fund in the same manner in which it managed the Fund under the Global Value Choice Former Agreement.

The chart below sets forth the names of other investment companies with investment objectives and strategies similar to those of the Fund, for which Tradewinds acts as an investment adviser or sub-adviser, the annual rate of compensation and the net assets of each investment company as of December 31, 2007.

Name of Comparable Fund	Net Assets Of the Comparable Fund (in millions)	Advisory Fee Rate (based on each Comparable Fund’s average daily net assets)
Nuveen Tradewinds Global All-Cap Fund	$314.56	0.65%

Investment Strategy of the Fund

The New Sub-Advisory Agreement that ING Investments entered into with Tradewinds with respect to ING Global Value Choice Fund did not result in a change to the manner in which the Fund is managed.  The Fund’s primary investment objective will continue to be long-term capital appreciation.  The Fund will pursue this strategy by investing primarily in equity securities of issuers located in a number of different countries, one of which may be the U.S.

There will be no change in the personnel managing the Fund.  The Fund will continue to be managed by David B. Iben, CFA who has managed the Fund since its inception in April 2006.

Fees Charged to Funds Comparable to ING International Value Choice Fund

Under the applicable New Sub-Advisory Agreement, Tradewinds has continued to manage ING International Value Choice Fund in the same manner in which it managed the Fund under the International Value Choice Former Agreement.

The chart below sets forth the names of other investment companies with investment objectives and strategies similar to those of the Fund, for which Tradewinds acts as an investment adviser or sub-adviser, the annual rate of compensation and the net assets of each investment company as of December 31, 2007.

Name of Comparable Fund	Net Assets Of the Comparable Fund (in millions)	Advisory Fee Rate (based on each Comparable Fund’s average daily net assets)
Nuveen TW International Value Fund	$1,023.33	0.65%

Activa International Fund	$47.59	0.65% on first $50M; 0.55% over $50M

Investment Strategy of the Fund

The New Sub-Advisory Agreement that ING Investments entered into with Tradewinds with respect to ING International Value Choice Fund did not result in a change to the manner in which the Fund is managed.  The Fund’s primary investment objective will continue to be long-term capital appreciation.  The Fund will pursue this strategy by investing primarily in equity securities of issuers located in a number of different countries outside the U.S.

There will be no change in the personnel managing the Fund.  The Fund will continue to be managed by Paul J. Hechmer who has managed the Fund since its inception in February 2005.

Fees Charged to Funds Comparable to ING Value Choice Fund

Under the applicable New Sub-Advisory Agreement, Tradewinds has continued to manage ING Value Choice Fund in the same manner in which it managed the Fund under the Value Choice Former Agreement.

The chart below sets forth the names of other investment companies with investment objectives and strategies similar to those of the Fund, for which Tradewinds acts as an investment adviser or sub-adviser, the annual rate of compensation and the net assets of each investment company as of December 31, 2007.

Name of Comparable Fund	Net Assets Of the Comparable Fund (in millions)	Advisory Fee Rate (based on each Comparable Fund’s average daily net assets)
Nuveen Tradewinds Value Opportunities Fund	$571.21	0.65%

Investment Strategy of the Fund

The New Sub-Advisory Agreement that ING Investments entered into with Tradewinds with respect to ING Value Choice Fund did not result in a change to the manner in which the Fund is managed.  The Fund’s primary investment objective will continue to be long-term capital appreciation.  The Fund will pursue this strategy by investing primarily in equity securities of companies with varying market capitalizations of any size.

There will be no change in the personnel managing the Fund.  The Fund will continue to be managed by David B. Iben, CFA who has managed the Fund since its inception in February 2005.

The Terms of the New Sub-Advisory Agreements

A copy of the New Sub-Advisory Agreement with respect to each of ING Global Value Choice Fund, ING International Value Choice Fund, ING SmallCap Value Multi-Manager Fund and ING Value Choice Fund is attached to this Information Statement at Appendix A through D respectively. The description of the New Sub-Advisory Agreements that follows is qualified in its entirety by reference to Appendix A-D.

The material terms of each New Sub-Advisory Agreement are substantially similar to those of the respective former sub-advisory agreement, with the exception of the effective dates and the initial terms of each agreement.

Under the New Sub-Advisory Agreement with respect to ING SmallCap Value Multi-Manager Fund, as was the case under the NWQ Former Agreement, NWQ acts as a sub-adviser to the Fund and supervises and directs a sleeve of the Fund’s investments.  In this capacity NWQ furnishes ING SmallCap Value Multi-Manager Fund with investment advisory services in connection with a continuous investment program for the Fund, and manages the Fund’s investments in accordance with its investment objective, investment policies and restrictions, as set forth in the Fund’s Prospectus and Statement of Additional Information.  Subject to the supervision and control of ING Investments, which in turn is subject to the supervision and control of the Board, NWQ, in its discretion, determines and selects the securities to be purchased for and sold from the sleeve of the Fund it manages and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

Under the New Sub-Advisory Agreement with respect to ING Global Value Choice Fund, ING International Value Choice Fund and ING Value Choice Fund, as was the case under the Global Value Choice Former Agreement, International Value Choice Former Agreement, and Value Choice Former Agreement respectively, Tradewinds acts as each respective Fund’s sub-adviser and supervises and direct each Fund’s investments.  In this capacity Tradewinds furnishes each respective Fund with investment advisory services in connection with a continuous investment program for the Fund, and manages the Fund’s investments in accordance with its investment objective, investment policies and restrictions, as set forth in the Fund’s Prospectus and Statement of Additional Information.  Subject to the supervision and control of ING Investments, which in turn is subject to the supervision and control of the Board, Tradewinds, in its discretion, determines and selects the securities to be purchased for and sold from each respective Fund and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

Under the terms of each respective former sub-advisory agreement and the corresponding New Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of their obligations under the relevant New Sub-Advisory Agreement, NWQ and Tradewinds would not be liable to the affected Trust or its shareholders or to ING Investments for any act or omission resulting in any loss suffered by the Trust, an affected Fund or the Fund’s shareholders in connection with any service provided under the applicable former sub-advisory agreement or New Sub-Advisory Agreement.

The sub-advisory fee payable under each New Sub-Advisory Agreement is computed at an annual rate, as a percentage of the respective Fund’s average daily net assets, in accordance with the schedule set out below.

Fund	Annual Sub-Advisory Fee
ING Global Value Choice Fund	0.50% on all assets

ING International Value Choice Fund	0.50% on the initial $300 million of the Fund’s average daily net assets; and 0.55% of the Fund’s average daily net assets thereafter on any aggregate asset level

ING SmallCap Value Multi-Manager Fund	0.50% on the first $150 million; 0.60% thereafter on aggregate assets managed by NWQ

ING Value Choice Fund	0.50% on all assets

The following table reflects the fees paid by ING Investments to NWQ and Tradewinds, as applicable, for services rendered with respect to the Funds.

Fund	Fees Paid
ING Global Value Choice Fund	$493,264	(1)
ING International Value Choice Fund	$451,160	(1)
ING SmallCap Value Multi-Manager Fund	$330,144	(2)
ING Value Choice Fund	$762,090	(3)

The sub-advisory fee payable by ING Investments to each of NWQ and Tradewinds under the applicable former sub-advisory agreement remained at the same level under each New Sub-Advisory Agreement.   For its fee, each of NWQ and Tradewinds continues to furnish, at its expense all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the applicable New Sub-Advisory Agreement.

Each of the former sub-advisory and New Sub-Advisory Agreements, provides that neither NWQ or Tradewinds (as applicable), nor any of its directors, officers, employees or agents shall be liable to ING Investments or the affected Trust for any loss or expense suffered by ING Investments or the Trust resulting from its acts or omissions as sub-adviser to the affected Fund, except for losses or expenses to ING Investments or the Trust resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, NWQ’s or Tradewinds’ duties under the applicable New Sub-Advisory Agreement.

Each New Sub-Advisory Agreement may be terminated as follows:  by ING Investments at any time without penalty, upon sixty (60) days’ written notice to NWQ or Tradewinds (as applicable) and the affected Trust; at any time without payment of any penalty by the affected Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to ING Investments and NWQ or Tradewinds (as applicable); or by NWQ or Tradewinds (as applicable) at any time without penalty, upon 3 months’ written notice to ING Investments and the affected Trust.  In addition, each New Sub-Advisory Agreement shall terminate with respect to a Fund in the event that it is not initially approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the agreement shall be considered by shareholders of the Series.  Each New Sub-Advisory Agreement terminates automatically in the event of its assignment or upon termination of the Investment Management Agreement between the Trust and ING Investments.

The New Sub-Advisory Agreements were approved by the Board, including a majority of the Independent Trustees, on September 12, 2007.

Factors Considered by the Board

At a meeting of the Board held on September 12, 2007, the Board, including a majority of the Independent Trustees, determined to re-appoint NWQ as a sub-adviser to ING SmallCap Value Multi-Manager Fund and Tradewinds as the sub-adviser to ING Global Value Choice Fund, ING International Value Choice Fund and ING Value Choice Fund under the New Sub-Advisory Agreements.  In determining whether to approve each New Sub-Advisory Agreement, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the agreement should be approved.  The materials provided to the Board in support of the sub-advisory arrangement with each of NWQ and Tradewinds included the following:  (1) a memorandum discussing the change of control of NWQ and Tradewinds and the resulting assignment and automatic termination of the NWQ Former Agreement and the Tradewinds Former Agreements; (2) responses from each of NWQ and Tradewinds to questions posed by Kirkpatrick & Lockhart Preston Ellis Gates LLP, independent legal counsel, on behalf of the Independent Trustees; (3) supporting documentation, including a copy of the form of each New Sub-Advisory Agreement; and (4) other information relevant to the Board’s evaluation.  In addition, the Board considered the information provided periodically in presentations to the Board regarding NWQ and Tradewinds in connection with its management of Funds in the ING Funds complex, including the Funds.  Such information included, among other things:  (1) detailed analysis of each respective Fund’s performance, including attribution analysis, provided at regular Board meetings; and (2) a presentation to the Board’s International/Balanced/Fixed Income Investment Review Committee, at the Committee’s September 11, 2007 meeting, from Management regarding the change of control of NWQ and Tradewinds.

(1) Paid to Tradewinds for the period beginning November 1, 2006 and ending October 31, 2007.

(2) Paid to NWQ for the period beginning June 1, 2006 and ending May 31, 2007.

(3) Paid to Tradewinds for the period beginning June 1, 2006 and ending May 31, 2007.

The Board’s consideration of whether to approve each New Sub-Advisory Agreement took into account several factors including, but not limited to, the following:  (1) ING Investments’ view with respect to NWQ’s and Tradewinds’ management of the respective Fund; (2) the nature and quality of the services currently being provided and to be provided by NWQ or Tradewinds (as applicable) under the New Sub-Advisory Agreement; (3) the personnel, operations, and investment management capabilities of each of NWQ and Tradewinds after the consummation of the Transaction, including NWQ’s and Tradewinds’ separate representations that the portfolio management personnel providing day-to-day management services to each respective Fund would remain in place through the closing of the Transaction and continue to manage assets after the close; (4) the fairness of the compensation under the New Sub-Advisory Agreement in light of the services to be provided by NWQ or Tradewinds (as applicable) and the fact that there would be no change in the advisory or sub-advisory fees payable with respect to each Fund, or the projected profitability of NWQ or Tradewinds (as applicable) or ING Investments, in connection with the Transaction; (5) that breakpoints in the sub-advisory fees payable by ING Investments would remain unchanged, and any economies-of-scale benefits from such breakpoints would continue to inure to the benefit of ING Investments and would not affect the advisory fee payable by the respective Fund to ING Investments; (6) each of NWQ’s and Tradewinds’ representations that the Transaction would not adversely affect the nature and quality of services provided to each respective Fund and that the Transaction was not expected to have a material adverse effect on the ability of NWQ or Tradewinds (as applicable) to provide those services; (7) NWQ’s or Tradewinds’ (as applicable) operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had previously been approved by the Board as part of its oversight of the Funds and other funds in the ING Funds complex; and (8)  each of NWQ’s and Tradewinds’ Code of Ethics, which had previously been approved for the Funds (as applicable) and other ING Funds, and related procedures for complying with the relevant Code.

After its deliberation, the Board reached the following conclusions:  (1) NWQ should be appointed as a sub-adviser to ING SmallCap Value Multi-Manager Fund under a New Sub-Advisory Agreement and continue to provide advisory services to the Fund; (2) the sub-advisory fee rate payable by ING Investments to NWQ is reasonable in the context of all factors considered by the Board; (3) Tradewinds should be appointed as the sub-adviser to ING Global Value Choice Fund, ING International Value Choice Fund and ING Value Choice Fund under the applicable New Sub-Advisory Agreement and continue to provide advisory services to each respective Fund; and (4) with respect to each Fund sub-advised by Tradewinds, the sub-advisory fee rate payable by ING Investments to Tradewinds is reasonable in the context of all factors considered by the Board.

Based on these conclusions and other factors, the Board voted to approve each New Sub-Advisory Agreement.  During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

Expenses Related to the Information Statement

The Funds will not pay the expenses incurred in connection with providing this Information Statement to shareholders. Nuveen and/or an affiliate of Nuveen will pay these expenses, including the printing and mailing of the Information Statement.

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APPENDIX A

SUB-ADVISORY AGREEMENT

ING MUTUAL FUNDS

AGREEMENT made this 16th day of November, 2007 between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and Tradewinds Global Investors, LLC, a Delaware limited liability company (the “Sub-Adviser” or “Tradewinds”) (the “Agreement”).

WHEREAS, ING Mutual Funds (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company;

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Fund may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Management Agreement, dated February 1, 2005 (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.  Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Sub-Adviser Duties.  Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio as the Fund’s agent and attorney-in-fact with full power and authority in connection with such assets without prior consultation with any of the Manager, the Fund or the Fund’s Board of Trustees.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities, cash and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ respective investment objective or objectives, policies, and restrictions as agreed upon by the Manager and the Sub-Adviser and as set forth in the Fund’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended to reflect such agreement by the parties hereto, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)           The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser.  If a procedure applicable to a Series is to be revised, the

Manager will provide reasonable prior notice to the Sub-Adviser of the proposed revisions, including a copy of the procedure as proposed to be revised.

(b)           In carrying out its duties under the Sub-Advisory Agreement, the Sub-Adviser will comply with the following policies and procedures:

 (i)           The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

 (ii)          The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing. The Manager will be solely responsible for making all required filings of Form N-PX with the appropriate regulatory bodies.

The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall not be liable to the Manager, the Fund or any of the Fund’s shareholders as a result of any act, conduct or omission of the Manager in connection with its voting of proxies associated with securities contained in any of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation.

 (iii)         In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series, as needed, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)          The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets nor a pricing agent or the pricing agent for the Fund.  The Sub-Adviser shall not be liable for any valuation determined or adopted by the Fund, the Fund’s custodian and/or portfolio accounting agent, as contemplated in this Agreement, unless such determination is made based upon information provided by the Sub-Adviser that is materially incorrect or incomplete as a result of the Sub-Adviser’s gross negligence.

(v)           The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)          The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(c)           The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Fund that contains the following information as of the immediately previous month’s end.

(i)            A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

(ii)           Composition of the assets of each Series’ portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

(iii)          Confirmation of each Series’ current investment objective and Sub-Adviser’s projected plan to realize the Series’ investment objectives.

(d)           The Sub-Adviser will assist the Manager, as reasonably requested, in its discussions with Morningstar to clarify any style box conflicts with each Series’ style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.

(e)           The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(f)            The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Fund’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(g)           In rendering the services required under this Agreement, the Sub-Adviser may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement.  However, the Sub-Adviser may not retain as sub-adviser any company that would be an “investment adviser,” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust’s Board of Trustees and a majority of Trustees who are not parties to any agreement or contract with such company and who are not “interested persons,” as defined in the 1940 Act, of the Trust, the Manager, or the Sub-Adviser, or any such company that is retained as sub-adviser.  The Sub-Adviser shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Sub-Adviser, any sub-adviser that the Sub-Adviser has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Sub-Adviser’s knowledge, in any material connection with the handling of Trust assets:

                (i)            been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

                (ii)           been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

                (iii)          been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

3.  Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account factors specified in the prospectus and/or statement of additional information for the Fund, the price of the security or other investment (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered.  Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series managed by the Sub-Adviser to an affiliated broker-dealer of either the Sub-Adviser or the Manager or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.  Representations.

(a)           The Sub-Adviser agrees and represents that:

 (i)           the information it has provided for inclusion in the Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC regarding the Series, including the prospectus and statement of additional information (collectively, “Registration Materials”) is true and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and

 (ii)          the Sub-Adviser has reviewed such information, as included in the Registration Materials, and, to the Sub-Adviser’s knowledge, with respect to the disclosure contained in the Registration Materials based upon information provided by the Sub-Adviser, such disclosure contains no untrue statement of a material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

(b)           The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II, and will promptly provide to the Manager any updates or revisions to the Sub-Adviser’s Form ADV.

(c)           The Manager agrees and represents that:

(i)            the Manager and representatives of the Fund prepared the Registration Materials and the Registration Materials (including the prospectus for each Series) comply in all material respects with all applicable laws, rules and regulations in each relevant jurisdiction;

(ii)           the Registration Materials (including the prospectus for each Series) do not contain any untrue statement of a material fact or omit to state any material fact  required by any applicable law to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading under applicable law; and

(iii)          the Manager and the Fund and all of their respective officers, directors, partners, employees and agents will comply, in all material respects, with all applicable laws and rules related to the Manager, the Fund, the offering and sale of shares of the Series and the business of the Fund and the Sub-Adviser shall not be liable to the Manager, the Fund or any of the Fund’s shareholders as a result of any act, conduct or omission of the Manager or its officers, employees, affiliates or agents.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations.  In addition, if the Fund is required, under applicable law, to supplement the Registration Materials because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6.  Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.  Marketing Materials.

(a)           During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) prepared for public dissemination, that are produced by the Sub-Adviser or its affiliates in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.  The Manager agrees that the Sub-Adviser may identify the Fund and each Series on its client list for public distribution.

(b)           During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all Registration Materials (and any constituent components of the Registration Materials) and any amendments thereto, proxy statements, reports to shareholders, Marketing Materials or other materials prepared for distribution to shareholders of each Series or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services, performance and strategies.  Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(c)           Neither the Manager nor the Fund, nor any affiliate of either, will use the registered trademarks, service marks, logos, names or other proprietary designations of Tradewinds, its subsidiaries and/or affiliates without Tradewinds prior written approval.  The Manager and the Fund will submit to Tradewinds for its prior written approval any advertising or promotional material using Tradewinds name or any name associated with an affiliate of Tradewinds, or any trademarks, service marks, logos or proprietary designations related to any of the foregoing.

8.  Compliance.

(a)           The Sub-Adviser shall use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)           The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)           The Manager agrees that it shall promptly notify the Sub-Adviser (i) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser or the Fund’s registration under the 1940 Act; or has commenced proceedings or an investigation against either the Manager or the Fund that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.   Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.  Cooperation; Confidentiality.  Each party to this Agreement agrees to provide reasonable cooperation with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information pertaining to or furnished by the Sub-Adviser to the Fund or the Manager, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser, the Manager or the Fund, or if available from a source other than the Manager, Sub-Adviser or the Fund.

11.  Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

12.  Prohibited Conduct.  The Sub-Adviser may not engage in prior consultation with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.  This Section 12 does not apply to Sub-Adviser’s disclosure of a Series’ portfolio holdings in accordance with the Fund’s policies and procedures governing portfolio holdings disclosure.

13.  Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

14.  Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that day-to-day management of the Series will be delegated to the Sub-Adviser, subject to the oversight of the Manager and the Fund’s Board of Trustees, which shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement.  The Fund has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

15.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (a) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (b) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

16.  Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, bad faith or reckless disregard in the performance of its duties to the Fund (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s breach of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising as a result of the Sub-Adviser’s negligence, willful misfeasance, bad faith or reckless disregard in the performance of its duties to the Fund (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s breach of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)           The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

17.  Duration and Termination.

(a)           With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2008.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.  Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (ii) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (iii) by the Sub-Adviser upon ninety (90) days’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed thirty (30) additional days beyond the initial ninety-day notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, with respect to any Series immediately, effective upon written notice to the Manager and the Fund, in the event (i) either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services under applicable law or pursuant to its respective contract with the Fund; (ii) the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement or the Management Agreement; and/or (iii) the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b)           Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

ING Mutual Funds

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Attention:  Huey P. Falgout, Jr.

If to the Manager:

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ  85258

Attention:  Huey P. Falgout, Jr.

If to the Sub-Adviser:

Tradewinds Global Investors, LLC

2049 Century Park East 20th Floor

Los Angeles, CA  90067

Attention:  General Counsel

18.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

19.  Miscellaneous.

(a)           This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)           The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)           To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)            Except as otherwise contemplated in this Agreement, nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)           This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:	/s/ Todd Modic
Todd Modic
Senior Vice President

TRADEWINDS GLOBAL INVESTORS, LLC

By:	/s/ Jane Crist

Name:	Jane Crist

Title: Senior Vice President

SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

ING INVESTMENTS, LLC

and

TRADEWINDS GLOBAL INVESTORS, LLC

Series	Annual Sub-Adviser Fee (as a percentage of average daily net assets)

ING Global Value Choice Fund	0.50% on all assets

APPENDIX B

SUB-ADVISORY AGREEMENT

ING MUTUAL FUNDS

AGREEMENT made this 16th day of November, 2007 between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and Tradewinds Global Investors, LLC, a Delaware limited liability company (the “Sub-Adviser” or “Tradewinds”) (the “Agreement”).

WHEREAS, ING Mutual Funds (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company;

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Fund may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Management Agreement, dated February 1, 2005 (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.  Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Sub-Adviser Duties.  Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio as the Fund’s agent and attorney-in-fact with full power and authority in connection with such assets without prior consultation with any of the Manager, the Fund or the Fund’s Board of Trustees.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities, cash and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ respective investment objective or objectives, policies, and restrictions as agreed upon by the Manager and the Sub-Adviser and as set forth in the Fund’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended to reflect such agreement by the parties hereto, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)           The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser.  If a procedure applicable to a Series is to be revised, the Manager will provide reasonable prior notice to the Sub-Adviser of the proposed revisions, including a copy of the procedure as proposed to be revised.

(b)           In carrying out its duties under the Sub-Advisory Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)            The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)           The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing. The Manager will be solely responsible for making all required filings of Form N-PX with the appropriate regulatory bodies.

The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall not be liable to the Manager, the Fund or any of the Fund’s shareholders as a result of any act, conduct or omission of the Manager in connection with its voting of proxies associated with securities contained in any of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation.

(iii)          In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series, as needed, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)          The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets nor a pricing agent or the pricing agent for the Fund.  The Sub-Adviser shall not be liable for any valuation determined or adopted by the Fund, the Fund’s custodian and/or portfolio accounting agent, as contemplated in this Agreement, unless such determination is made based upon information provided by the Sub-Adviser that is materially incorrect or incomplete as a result of the Sub-Adviser’s gross negligence.

(v)           The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)          The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(c)           The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Fund that contains the following information as of the immediately previous month’s end.

(i)            A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

(ii)           Composition of the assets of each Series’ portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

(iii)          Confirmation of each Series’ current investment objective and Sub-Adviser’s projected plan to realize the Series’ investment objectives.

(d)           The Sub-Adviser will assist the Manager, as reasonably requested, in its discussions with Morningstar to clarify any style box conflicts with each Series’ style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.

(e)           The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(f)            The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Fund’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(g)           In rendering the services required under this Agreement, the Sub-Adviser may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement.  However, the Sub-Adviser may not retain as sub-adviser any company that would be an “investment adviser,” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust’s Board of Trustees and a majority of Trustees who are not parties to any agreement or contract with such company and who are not “interested persons,” as defined in the 1940 Act, of the Trust, the Manager, or the Sub-Adviser, or any such company that is retained as sub-adviser.  The Sub-Adviser shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Sub-Adviser, any sub-adviser that the Sub-Adviser has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Sub-Adviser’s knowledge, in any material connection with the handling of Trust assets:

                (i)            been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

                (ii)           been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

                (iii)          been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

3.  Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account factors specified in the prospectus and/or statement of additional information for the Fund, the price of the security or other investment (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered.  Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series managed by the Sub-Adviser to an affiliated broker-dealer of either the Sub-Adviser or the Manager or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.  Representations.

(a)           The Sub-Adviser agrees and represents that:

(i)                                     the information it has provided for inclusion in the Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC regarding the Series, including the prospectus and statement of additional information (collectively, “Registration Materials”) is true and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and

(ii)                                  the Sub-Adviser has reviewed such information, as included in the Registration Materials, and, to the Sub-Adviser’s knowledge, with respect to the disclosure contained in the Registration Materials based upon information provided by the Sub-Adviser, such disclosure contains no untrue statement of a material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

(b)           The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II, and will promptly provide to the Manager any updates or revisions to the Sub-Adviser’s Form ADV.

(c)           The Manager agrees and represents that:

(i)                                     the Manager and representatives of the Fund prepared the Registration Materials and the Registration Materials (including the prospectus for each Series) comply in all material respects with all applicable laws, rules and regulations in each relevant jurisdiction;

(ii)                                  the Registration Materials (including the prospectus for each Series) do not contain any untrue statement of a material fact or omit to state any material fact  required by any applicable law to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading under applicable law; and

(iii)                               the Manager and the Fund and all of their respective officers, directors, partners, employees and agents will comply, in all material respects, with all applicable laws and rules related to the Manager, the Fund, the offering and sale of shares of the Series and the business of the Fund and the Sub-Adviser shall not be liable to the Manager, the Fund or any of the Fund’s shareholders as a result of any act, conduct or omission of the Manager or its officers, employees, affiliates or agents.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations.  In addition, if the Fund is required, under applicable law, to supplement the Registration Materials because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6.  Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.  Marketing Materials.

(a)           During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) prepared for public dissemination, that are produced by the Sub-Adviser or its affiliates in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.  The Manager agrees that the Sub-Adviser may identify the Fund and each Series on its client list for public distribution.

(b)           During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all Registration Materials (and any constituent components of the Registration Materials) and any amendments thereto, proxy statements, reports to shareholders, Marketing Materials or other materials prepared for distribution to shareholders of each Series or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services, performance and strategies.  Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(c)           Neither the Manager nor the Fund, nor any affiliate of either, will use the registered trademarks, service marks, logos, names or other proprietary designations of NWQ, its subsidiaries and/or affiliates without Tradewinds prior written approval.  The Manager and the Fund will submit to Tradewinds for its prior written approval any advertising or promotional material using Tradewinds name or any name associated with an affiliate of Tradewinds, or any trademarks, service marks, logos or proprietary designations related to any of the foregoing.

8.  Compliance.

(a)           The Sub-Adviser shall use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)           The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)           The Manager agrees that it shall promptly notify the Sub-Adviser (i) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser or the Fund’s registration under the 1940 Act; or has commenced proceedings or an investigation against either the Manager or the Fund that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.  Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.  Cooperation; Confidentiality.  Each party to this Agreement agrees to provide reasonable cooperation with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information pertaining to or furnished by the Sub-Adviser to the Fund or the Manager, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser, the Manager or the Fund, or if available from a source other than the Manager, Sub-Adviser or the Fund.

11.  Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Fund are not deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

12.  Prohibited Conduct.  The Sub-Adviser may not engage in prior consultation with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.  This Section 12 does not apply to Sub-Adviser’s disclosure of a Series’ portfolio holdings in accordance with the Fund’s policies and procedures governing portfolio holdings disclosure.

13.  Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

14.  Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that day-to-day management of the Series will be delegated to the Sub-Adviser, subject to the oversight of the Manager and the Fund’s Board of Trustees, which shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement.  The Fund has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

15.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (a) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (b) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

16.  Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, bad faith or reckless disregard in the performance of its duties to the Fund (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s breach of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising as a result of the Sub-Adviser’s negligence, willful misfeasance, bad faith or reckless disregard in the performance of its duties to the Fund (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s breach of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)           The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

17.  Duration and Termination.

(a)           With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2008.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) the vote of a majority of the outstanding voting shares of the

Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.  Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (ii) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (iii) by the Sub-Adviser upon ninety (90) days’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed thirty (30) additional days beyond the initial ninety-day notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, with respect to any Series immediately, effective upon written notice to the Manager and the Fund, in the event (i) either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services under applicable law or pursuant to its respective contract with the Fund; (ii) the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement or the Management Agreement; and/or (iii) the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b)           Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

ING Mutual Funds

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Attention:  Huey P. Falgout, Jr.

If to the Manager:

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ  85258

Attention:  Huey P. Falgout, Jr.

If to the Sub-Adviser:

Tradewinds Global Investors, LLC

2049 Century Park East 20th Floor

Los Angeles, CA  90067

Attention:  General Counsel

18.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

19.  Miscellaneous.

(a)           This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)           The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)           To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)            Except as otherwise contemplated in this Agreement, nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)           This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:	Todd Modic
Todd Modic
Senior Vice President

TRADEWINDS GLOBAL INVESTORS, LLC

By:	/s/ Jane Crist
Name:	Jane Crist
Title:	Senior Vice President

SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

ING INVESTMENTS, LLC

and

TRADEWINDS GLOBAL INVESTORS, LLC

Series	Annual Sub-Adviser Fee (as a percentage of average daily net assets)

ING International Value Choice Fund	0.50% on the initial $300 million; 0.55% thereafter at any aggregate asset level.

APPENDIX C

SUB-ADVISORY AGREEMENT

ING EQUITY TRUST

AGREEMENT made this 16th day of November, 2007 between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and NWQ Investment Management Company, LLC, a Delaware limited liability company (the “Sub-Adviser”) (the “Agreement”).

WHEREAS, ING Equity Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company;

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Fund may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Management Agreement, dated September 23, 2002, as amended (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager has retained the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager; and

WHEREAS, on June 19, 2007, Nuveen Investments, Inc., the parent company of the Sub-Adviser, entered into an agreement to be acquired by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm (the “Transaction”); and

WHEREAS, upon the closing of the Transaction there will be an “assignment,” as defined in the 1940 Act, of the Sub-Advisory Agreement between the Sub-Adviser and the Manager (the “Prior Agreement”).

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.  Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Sub-Adviser Duties.  Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio as the Fund’s agent and attorney-in-fact with full power and authority in connection with such assets without prior consultation with any of the Manager, the Fund or the Fund’s Board of Trustees.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities, cash and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ respective investment objective or objectives, policies, and restrictions as agreed upon by the Manager and the Sub-Adviser and as set forth in the Fund’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended to reflect such agreement by the parties hereto, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)           The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser.  If a procedure applicable to a Series is to be revised, the Manager will provide reasonable prior notice to the Sub-Adviser of the proposed revisions, including a copy of the procedure as proposed to be revised.

(b)           In carrying out its duties under the Sub-Advisory Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)                                     The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)                                  The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing. The Manager will be solely responsible for making all required filings of Form N-PX with the appropriate regulatory bodies.

The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall not be liable to the Manager, the Fund or any of the Fund’s shareholders as a result of any act, conduct or omission of the Manager in connection with its voting of proxies associated with securities contained in any of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation.

(iii)                               In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series, as needed, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)                              The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets nor a pricing agent or the pricing agent for the Fund.  The Sub-Adviser shall not be liable for any valuation determined or adopted by the Fund, the Fund’s custodian and/or portfolio accounting agent, as contemplated in this Agreement, unless such determination is made based upon information provided by the Sub-Adviser that is materially incorrect or incomplete as a result of the Sub-Adviser’s gross negligence.

(v)                                 The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)                              The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(c)           The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Fund that contains the following information as of the immediately previous month’s end.

(i)            A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

(ii)           Composition of the assets of each Series’ portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

(iii)          Confirmation of each Series’ current investment objective and Sub-Adviser’s projected plan to realize the Series’ investment objectives.

(d)           The Sub-Adviser will assist the Manager, as reasonably requested, in its discussions with Morningstar to clarify any style box conflicts with each Series’ style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.

(e)           The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(f)            The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Fund’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

3.  Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account factors specified in the prospectus and/or statement of additional information for the Fund, the price of the security or other investment (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered.  Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series managed by the Sub-Adviser to an affiliated broker-dealer of either the Sub-Adviser or the Manager or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.  Representations.

(a)                                  The Sub-Adviser agrees and represents that:

(i)                                     the information it has provided for inclusion in the Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC regarding the Series, including the prospectus and statement of additional information (collectively, “Registration Materials”) is true and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and

(ii)                                  the Sub-Adviser has reviewed such information, as included in the Registration Materials, and, to the Sub-Adviser’s knowledge, with respect to the disclosure contained in the Registration Materials based upon information provided by the Sub-Adviser, such disclosure contains no untrue statement of a material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

(b)           The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II, and will promptly provide to the Manager any updates or revisions to the Sub-Adviser’s Form ADV.

(c)           The Manager agrees and represents that:

(i)                                    the Manager and representatives of the Fund prepared the Registration Materials and the Registration Materials (including the prospectus for each Series) comply in all material respects with all applicable laws, rules and regulations in each relevant jurisdiction;

(ii)                                 the Registration Materials (including the prospectus for each Series) do not contain any untrue statement of a material fact or omit to state any material fact  required by any applicable law to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading under applicable law; and

(iii)                              the Manager and the Fund and all of their respective officers, directors, partners, employees and agents will comply, in all material respects, with all applicable laws and rules related to the Manager, the Fund, the offering and sale of shares of the Series and the business of the Fund and the Sub-Adviser shall not be liable to the Manager, the Fund or any of the Fund’s shareholders as a result of any act, conduct or omission of the Manager or its officers, employees, affiliates or agents.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations.  In addition, if the Fund is required, under applicable law, to supplement the Registration Materials because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost preparing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6.  Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.  Marketing Materials.

(a)           During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) prepared for public dissemination, that are produced by the Sub-Adviser or its affiliates in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.  The Manager agrees that the Sub-Adviser may identify the Fund and each Series on its client list for public distribution.

(b)           During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all Registration Materials (and any constituent components of the Registration Materials) and any amendments thereto, proxy statements, reports to shareholders, Marketing Materials or other materials prepared for distribution to shareholders of each Series or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services, performance and strategies.  Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(c)           Neither the Manager nor the Fund, nor any affiliate of either, will use the registered trademarks, service marks, logos, names or other proprietary designations of NWQ, its subsidiaries and/or affiliates without NWQ’s prior written approval.  The Manager and the Fund will submit to NWQ for its prior written approval any advertising or promotional material using NWQ’s name or any name associated with an affiliate of NWQ, or any trademarks, service marks, logos or proprietary designations related to any of the foregoing.

8.  Compliance.

(a)           The Sub-Adviser shall use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)           The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)           The Manager agrees that it shall promptly notify the Sub-Adviser (i) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser or the Fund’s registration under the 1940 Act; or has commenced proceedings or an investigation against either the Manager or the Fund that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.  Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.  Cooperation; Confidentiality.  Each party to this Agreement agrees to provide reasonable cooperation with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information pertaining to or furnished by the Sub-Adviser to the Fund or the Manager, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser, the Manager or the Fund, or if available from a source other than the Manager, Sub-Adviser or the Fund.

11.  Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

12.  Prohibited Conduct.  The Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.  This Section 12 does not apply to Sub-Adviser’s disclosure of a Series’ portfolio holdings in accordance with the Fund’s policies and procedures governing portfolio holdings disclosure.

13.  Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

14.  Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that day-to-day management of the Series will be delegated to the Sub-Adviser, subject to the oversight of the Manager and the Fund’s Board of Trustees, which shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement.  The Fund has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

15.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (a) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (b) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

16.  Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, bad faith or reckless disregard in the performance of its duties to the Fund (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s breach of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising as a result of the Sub-Adviser’s negligence, willful misfeasance, bad faith or reckless disregard in the performance of its duties to the Fund (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s breach of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.

If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)           The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

17.  Duration and Termination.

(a)           With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2008.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.

(b)           Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (ii) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (iii) by the Sub-Adviser upon ninety (90) days’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed thirty (30) additional days beyond the initial ninety-day notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, with respect to any Series immediately, effective upon written notice to the Manager and the Fund, in the event (i) either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services under applicable law or pursuant to its respective contract with the Fund; (ii) the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement or the Management Agreement; and/or (iii) the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(c)           Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

ING Equity Trust

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Attention:  Huey P. Falgout, Jr.

If to the Manager:

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ  85258

Attention:  Huey P. Falgout, Jr.

If to the Sub-Adviser:

NWQ Investment Management Company, LLC

2049 Century Park East

Los Angeles, CA  90067

Attention:  General Counsel

18.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

19.  Miscellaneous.

(a)           This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)           The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)           To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)            Except as otherwise contemplated in this Agreement, nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)           This agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:	/s/ Todd Modic
Todd Modic
Senior Vice President

NWQ INVESTMENT MANAGEMENT COMPANY, LLC

By:	/s/ E.C. Friedel

Name:	E.C. Friedel

Title:	Managing Director

SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

ING INVESTMENTS, LLC

and

NWQ INVESTMENT MANAGEMENT COMPANY, LLC

Series	Annual Sub-Adviser Fee (as a percentage of average daily net assets)

ING SmallCap Value Multi-Manager Fund	0.50% on the initial $150 million; 0.60% thereafter at any aggregate asset level

APPENDIX D

SUB-ADVISORY AGREEMENT

ING EQUITY TRUST

AGREEMENT made this 16th day of  November, 2007 between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and Tradewinds Global Investors, LLC, a Delaware limited liability company (the “Sub-Adviser” or “Tradewinds”) (the “Agreement”).

WHEREAS, ING Equity Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company;

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Fund may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Management Agreement, dated September 23, 2002, as amended (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.  Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Sub-Adviser Duties.  Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio as the Fund’s agent and attorney-in-fact with full power and authority in connection with such assets without prior consultation with any of the Manager, the Fund or the Fund’s Board of Trustees.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities, cash and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ respective investment objective or objectives, policies, and restrictions as agreed upon by the Manager and the Sub-Adviser and as set forth in the Fund’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended to reflect such agreement by the parties hereto, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)           The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser.  If a procedure applicable to a Series is to be revised, the

Manager will provide reasonable prior notice to the Sub-Adviser of the proposed revisions, including a copy of the procedure as proposed to be revised.

(b)           In carrying out its duties under the Sub-Advisory Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)                                     The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)                                  The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing. The Manager will be solely responsible for making all required filings of Form N-PX with the appropriate regulatory bodies.

The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall not be liable to the Manager, the Fund or any of the Fund’s shareholders as a result of any act, conduct or omission of the Manager in connection with its voting of proxies associated with securities contained in any of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation.

(iii)                               In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series, as needed, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)                              The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets nor a pricing agent or the pricing agent for the Fund.  The Sub-Adviser shall not be liable for any valuation determined or adopted by the Fund, the Fund’s custodian and/or portfolio accounting agent, as contemplated in this Agreement, unless such determination is made based upon information provided by the Sub-Adviser that is materially incorrect or incomplete as a result of the Sub-Adviser’s gross negligence.

(v)                                 The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)                              The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(c)           The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Fund that contains the following information as of the immediately previous month’s end.

(i)                                     A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

(ii)           Composition of the assets of each Series’ portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

(iii)          Confirmation of each Series’ current investment objective and Sub-Adviser’s projected plan to realize the Series’ investment objectives.

(d)           The Sub-Adviser will assist the Manager, as reasonably requested, in its discussions with Morningstar to clarify any style box conflicts with each Series’ style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.

(e)           The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(f)            The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Fund’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(g)           In rendering the services required under this Agreement, the Sub-Adviser may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement.  However, the Sub-Adviser may not retain as sub-adviser any company that would be an “investment adviser,” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust’s Board of Trustees and a majority of Trustees who are not parties to any agreement or contract with such company and who are not “interested persons,” as defined in the 1940 Act, of the Trust, the Manager, or the Sub-Adviser, or any such company that is retained as sub-adviser.  The Sub-Adviser shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Sub-Adviser, any sub-adviser that the Sub-Adviser has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Sub-Adviser’s knowledge, in any material connection with the handling of Trust assets:

                (i)            been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

                (ii)           been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

                (iii)          been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

3.  Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account factors specified in the prospectus and/or statement of additional information for the Fund, the price of the security or other investment (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered.  Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series managed by the Sub-Adviser to an affiliated broker-dealer of either the Sub-Adviser or the Manager or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.  Representations.

(a)                                  The Sub-Adviser agrees and represents that:

(i)                                     the information it has provided for inclusion in the Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC regarding the Series, including the prospectus and statement of additional information (collectively, “Registration Materials”) is true and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and

(ii)                                  the Sub-Adviser has reviewed such information, as included in the Registration Materials, and, to the Sub-Adviser’s knowledge, with respect to the disclosure contained in the Registration Materials based upon information provided by the Sub-Adviser, such disclosure contains no untrue statement of a material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

(b)           The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II, and will promptly provide to the Manager any updates or revisions to the Sub-Adviser’s Form ADV.

(c)                                  The Manager agrees and represents that:

(i)                                    the Manager and representatives of the Fund prepared the Registration Materials and the Registration Materials (including the prospectus for each Series) comply in all material respects with all applicable laws, rules and regulations in each relevant jurisdiction;

(ii)                                 the Registration Materials (including the prospectus for each Series) do not contain any untrue statement of a material fact or omit to state any material fact  required by any applicable law to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading under applicable law; and

(iii)                              the Manager and the Fund and all of their respective officers, directors, partners, employees and agents will comply, in all material respects, with all applicable laws and rules related to the Manager, the Fund, the offering and sale of shares of the Series and the business of the Fund and the Sub-Adviser shall not be liable to the Manager, the Fund or any of the Fund’s shareholders as a result of any act, conduct or omission of the Manager or its officers, employees, affiliates or agents.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations.  In addition, if the Fund is required, under applicable law, to supplement the Registration Materials because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6.  Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.  Marketing Materials.

(a)           During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) prepared for public dissemination, that are produced by the Sub-Adviser or its affiliates in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.  The Manager agrees that the Sub-Adviser may identify the Fund and each Series on its client list for public distribution.

(b)           During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all Registration Materials (and any constituent components of the Registration Materials) and any amendments thereto, proxy statements, reports to shareholders, Marketing Materials or other materials prepared for distribution to shareholders of each Series or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services, performance and strategies.  Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(c)           Neither the Manager nor the Fund, nor any affiliate of either, will use the registered trademarks, service marks, logos, names or other proprietary designations of Tradewinds, its subsidiaries and/or affiliates without Tradewind’s prior written approval.  The Manager and the Fund will submit to Tradewinds for its prior written approval any advertising or promotional material using Tradewinds name or any name associated with an affiliate of Tradewinds, or any trademarks, service marks, logos or proprietary designations related to any of the foregoing.

8.  Compliance.

(a)           The Sub-Adviser shall use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)           The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)           The Manager agrees that it shall promptly notify the Sub-Adviser (i) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser or the Fund’s registration under the 1940 Act; or has commenced proceedings or an investigation against either the Manager or the Fund that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.  Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.  Cooperation; Confidentiality.  Each party to this Agreement agrees to provide reasonable cooperation with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information pertaining to or furnished by the Sub-Adviser to the Fund or the Manager, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser, the Manager or the Fund, or if available from a source other than the Manager, Sub-Adviser or the Fund.

11.  Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

12.  Prohibited Conduct.  The Sub-Adviser may not engage in prior consultation with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.  This Section 12 does not apply to Sub-Adviser’s disclosure of a Series’ portfolio holdings in accordance with the Fund’s policies and procedures governing portfolio holdings disclosure.

13.  Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

14.  Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that day-to-day management of the Series will be delegated to the Sub-Adviser, subject to the oversight of the Manager and the Fund’s Board of Trustees, which shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement.  The Fund has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

15.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (a) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (b) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

16.  Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, bad faith or reckless disregard in the performance of its duties to the Fund (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s breach of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising as a result of the Sub-Adviser’s negligence, willful misfeasance, bad faith or reckless disregard in the performance of its duties to the Fund (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s breach of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)           The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

17.  Duration and Termination.

(a)           With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2008.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.  Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (ii) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (iii) by the Sub-Adviser upon ninety (90) days’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed thirty (30) additional days beyond the initial ninety-day notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, with respect to any Series immediately, effective upon written notice to the Manager and the Fund, in the event (i) either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services under applicable law or pursuant to its respective contract with the Fund; (ii) the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement or the Management Agreement; and/or (iii) the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b)           Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

ING Equity Trust

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Attention:  Huey P. Falgout, Jr.

If to the Manager:

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ  85258

Attention:  Huey P. Falgout, Jr.

If to the Sub-Adviser:

Tradewinds Global Investors, LLC

2049 Century Park East 20th Floor

Los Angeles, CA  90067

Attention:  General Counsel

18.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

19.  Miscellaneous.

(a)           This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)           The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)           To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)            Except as otherwise contemplated in this Agreement, nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)           This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:	/s/ Todd Modic
Todd Modic
Senior Vice President

TRADEWINDS GLOBAL INVESTORS, LLC

By:	/s/ Jane Crist

Name:	Jane Crist

Title:	Senior Vice President

SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

ING INVESTMENTS, LLC

and

TRADEWINDS GLOBAL INVESTORS, LLC

Series	Annual Sub-Adviser Fee (as a percentage of average daily net assets)

ING Value Choice Fund	0.50% on all assets

APPENDIX E

Principal Executive Officers of ING Investments, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Name and Title

Shaun P. Mathews – President and Chief Executive Officer

Michael J. Roland – Executive Vice President

Stanley D. Vyner – Executive Vice President and Chief Investment Risk Officer

Kimberly A. Anderson – Senior Vice President and Assistant Secretary

Ernest J. C’Debaca – Senior Vice President, Division Compliance Officer

Lydia L. Homer – Senior Vice President, Chief Financial Officer and Treasurer

Todd Modic – Senior Vice President

Joseph M. O’Donnell – Senior Vice President and Chief Compliance Officer

Huey P. Falgout, Jr. - Secretary

Principal Executive Officers of ING Mutual Funds

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Name and Title

Shaun Mathews – President and Chief Executive Officer

Joseph M. O’Donnell – Executive Vice President and Chief Compliance Officer

Michael J. Roland – Executive Vice President

Todd Modic – Senior Vice President, Chief Financial Officer and Assistant Secretary

Stanley D. Vyner – Executive Vice President

Kimberly A. Anderson – Senior Vice President

Ernest J. C’DeBaca – Senior Vice President

Robert Terris – Senior Vice President

Huey P. Falgout, Jr. – Secretary
Robyn L. Ichilov – Vice President and Treasurer

E-1

Principal Executive Officers of ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Name and Title

Mark Spina – President and Chief Executive Officer

Michael J. Roland – Executive Vice President

Lydia L. Homer – Senior Vice President and Treasurer

Kimberly A. Anderson – Senior Vice President and Assistant Secretary

Mark Blinder – Senior Vice President

Bayard Closser – Senior Vice President

Todd Modic – Senior Vice President

John McCrory – Senior Vice President

Michael D. Perkins – Senior Vice President

John Towle – Senior Vice President

John West – Senior Vice President

Lauren D. Bensinger – Vice President and Chief Compliance Officer

Peter E. Caldwell – Vice President, Controller, Chief Financial Officer and Financial and Operations Principal

Huey P. Falgout, Jr. - Secretary

Principal Executive Officers of ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Name and Title

Shaun P. Mathews – President and Chief Executive Officer

Michael J. Roland – Executive Vice President

Kimberly A. Anderson – Senior Vice President and Assistant Secretary

Ernest J. C’DeBaca – Senior Vice President, Division Compliance Director

Lydia L. Homer – Senior Vice President, Chief Financial Officer and Treasurer

Todd Modic – Senior Vice President

Peter Caldwell – Vice President and Controller

Huey P. Falgout, Jr. – Vice President and Secretary

Principal Executive Officers of NWQ

2049 Century Park East

16th Floor

Los Angeles, California 90067

Name and Title
Jon D. Bosse, CFA – Co-President and Chief Investment Officer

John E. Conlin – Co-President and Chief Operating Officer

Sandra P. Tichenor – Chief Compliance Officer

Craig O. Bailey, Jr. – Senior Vice President

Martin Pollack – Senior Vice President

Andrew C. Hwang – Vice President

Kevin A. Hunter – Vice President

Principal Executive Officers of

Tradewinds

2049 Century Park East

16th Floor

Los Angeles, California 90067

Name and Title
Michael C. Mendez – President and Chief Executive Officer

David B. Iben, CFA – Chief Investment Officer

Jane K. Crist – Chief Compliance Officer and Senior Vice President

Michael A. Hart, CFA – Senior Vice President

Emily Alejos, CFA – Senior Vice President

Ariane Mahler – Senior Vice President

Michael A. Mullane, CFA – Senior Vice President

E-2

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